EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CarrAmerica Realty Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                   /s/ KPMG PEAT MARWICK LLP

Washington, D.C.
June 26, 1996







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